UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2012

MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2012, MetLife, Inc. (the “Company”) issued (i) a press release announcing its results for the quarter ended March 31, 2012 (the “First Quarter 2012 Earnings Release”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference and (ii) a Quarterly Financial Supplement for the quarter ended March 31, 2012, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The First Quarter 2012 Earnings Release and the Quarterly Financial Supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01 Regulation FD Disclosure.

In the First Quarter 2012 Earnings Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, the Company has included recast 2012 projected operating earnings by segment to align with its new financial reporting structure described therein. The 2012 projected operating earnings by segment were originally provided by the Company as part of its Investor Day presentation on December 5, 2011 based on the reporting segments then used by the Company. The Company is not affirming or updating its 2012 projections. The First Quarter 2012 Earnings Release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1	Press Release of MetLife, Inc., dated April 26, 2012, announcing its results for the quarter ended March 31, 2012.

99.2	First Quarter Financial Supplement March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Christine M. DeBiase
Name: Christine M. DeBiase
Title: Vice President and Secretary

Date: April 26, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release of MetLife, Inc., dated April 26, 2012, announcing its results for the quarter ended March 31, 2012.

99.2	First Quarter Financial Supplement March 31, 2012.